UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2005

Mirant Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16107	58-2056305
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (678) 579-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

(a)    On December 1, 2005, Mirant Corporation (“Mirant”), Mirant Services, LLC and Thomas Legro (“Legro”) entered into an employment agreement (the “Legro Agreement”) related to Mr. Legro’s employment as Senior Vice President and Controller of Mirant.  The Legro Agreement contains the following material terms:

•      The term of the Legro Agreement is from December 1, 2005 through December 1, 2008, with automatic successive one-year renewals on the same terms and conditions unless either party provides the other party with 90 days prior notices of its election not to renew.

•      Legro’s annual base salary (“Base Salary”) is $300,000.

•      Legro will be eligible to earn an annual bonus under Mirant’s short term incentive program (“Annual Bonus”) as described in a Form 8-K filed by Mirant on February 24, 2005.  Legro’s target bonus percentage is 50% of his Base Salary (at the annual rate in effect at the start of the fiscal year) (“Target Bonus”), with a maximum Annual Bonus in an amount equal to 100% of his Base Salary (at the annual rate in effect at the start of the fiscal year).

•      Legro shall receive a combination of restricted stock units that are to be settled in Common Stock and options to purchase Common Stock with an aggregate economic value of $800,000, $400,000 of such grant to be made ten days following Mirant’s emergence from bankruptcy protection and the remaining $400,000 to be made 45 days following Mirant’s emergence from bankruptcy protection.

•      Beginning with fiscal year 2007 and for each fiscal year thereafter, Legro shall be eligible to receive additional equity-based compensation under Mirant’s long-term incentive plan in effect at the time of such award.

•      In the event of Legro’s termination of employment by Mirant without cause (as defined in the Legro Agreement), by reason of the failure of Mirant to offer to renew the Legro Agreement on terms that are based on competitive practices for companies of comparable size and standing in the same industry or by Legro for good reason (as defined in the Legro Agreement), Legro shall receive an amount equal to 1 times Base Salary plus 1 times Target Bonus; provided that if such termination of employment occurs during the period beginning six months before and ending two years following a change of control (as defined in the Legro Agreement), the applicable multiplier shall be 3 and Legro’s actual Annual Bonus for the year preceding the change of control shall be used if higher than his Target Bonus.

A copy of the Legro Agreement is attached as Exhibit 10.1.

On November 28, 2005, Mirant Corporation (“Mirant”), Mirant Services, LLC and William von Blasingame (“von Blasingame”) entered into an employment agreement (the “von Blasingame Agreement”) related to Mr. von Blasingame’s employment as Senior Vice President and General Manager—Caribbean of Mirant.  The von Blasingame Agreement contains the following material terms:

•      The term of the von Blasingame Agreement is from November 28, 2005 through November 28, 2008, with automatic successive one-year renewals on the same terms and conditions unless either party provides the other party with 90 days prior notices of its election not to renew.

•      von Blasingame’s annual base salary (“Base Salary”) is $285,000.

•      von Blasingame will be eligible to earn an annual bonus under Mirant’s short term incentive program (“Annual Bonus”) as described in a Form 8-K filed by Mirant on February 24, 2005.  von Blasingame’s target bonus percentage is 50% of his

Base Salary (at the annual rate in effect at the start of the fiscal year) (“Target Bonus”), with a maximum Annual Bonus in an amount equal to 100% of his Base Salary (at the annual rate in effect at the start of the fiscal year).

•      von Blasingame shall receive a combination of restricted stock units that are to be settled in Common Stock and options to purchase Common Stock with an aggregate economic value of $1,100,000, $550,000 of such grant to be made ten days following Mirant’s emergence from bankruptcy protection and the remaining $550,000 to be made 45 days following Mirant’s emergence from bankruptcy protection.

•      Beginning with fiscal year 2007 and for each fiscal year thereafter, von Blasingame shall be eligible to receive additional equity-based compensation under Mirant’s long-term incentive plan in effect at the time of such award.

•      In the event of von Blasingame’s termination of employment by Mirant without cause (as defined in the von Blasingame Agreement), by reason of the failure of Mirant to offer to renew the von Blasingame Agreement on terms that are based on competitive practices for companies of comparable size and standing in the same industry or by von Blasingame for good reason (as defined in the von Blasingame Agreement), von Blasingame shall receive an amount equal to 1 times Base Salary plus 1 times Target Bonus; provided that if such termination of employment occurs during the period beginning six months before and ending two years following a change of control (as defined in the von Blasingame Agreement), the applicable multiplier shall be 3 and von Blasingame’s actual Annual Bonus for the year preceding the change of control shall be used if higher than his Target Bonus.

A copy of the von Blasingame Agreement is attached as Exhibit 10.2.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 1, 2005, Thomas Legro, Mirant’s Senior Vice President and Controller, will perform the functions of principal accounting officer, replacing Dan Streek in such function.

Mr. Legro, age 54, served as Vice President, Chief Accounting Officer and Corporate Controller of National Energy & Gas Transmission, Inc., a subsidiary of Pacific Gas and Electric Inc. from 2001 until 2004.  From 1994 through 2001, he served as Vice President and Corporate Controller of Edison Mission Energy, a subsidiary of Edison International.

The material terms of Legro’s employment agreement are described in Item 1.01 above.

Effective November 28, 2005, Curtis Morgan no longer performs the function of Mirant’s chief operating officer.  The operating oversight will now be provided by three regional heads:  Curtis Morgan in the United States, William von Blasingame in the Carribean and J.R. Harris in the Philippines.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit Name
10.1	Employment Agreement, dated December 1, 2005, among Mirant Corporation, Mirant Services, LLC and Thomas Legro
10.2	Employment Agreement, dated November 28, 2005, among Mirant Corporation, Mirant Services LLC and William von Blasingame

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 1, 2005

Mirant Corporation

/s/ Thomas Legro
Thomas Legro
Senior Vice President and Controller
(Principal Accounting Officer)